UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022 (December 08, 2022)

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way Suite 100
Westminster, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of ARCA biopharma, Inc. (the “Company”) approved retention bonuses, subject to continued employment with the Company through the earlier of a change in control of the Company or certain clinical development decisions, and granted the following restricted stock unit ("RSUs") grants to the executive officers listed below pursuant to the Company’s 2020 Equity Incentive Plan (the “2020 Plan”):

Name and Title	Retention Bonus	RSUs Granted (1)
Thomas A. Keuer Chief Operating Officer	$100,000	40,000
C. Jeffrey Dekker Chief Financial Officer	$100,000	40,000

(1) Each RSU vests one year from December 8, 2022, subject to continuing employment with the Company through that date. In the event of a change in control of the Issuer or the grantee’s involuntary termination without cause or by the grantee for good reason, 100% of the unvested RSUs shall become fully and immediately vested upon the closing date of such change in control or such involuntary termination date, respectively (to the extent such unvested RSUs have not yet then vested).

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Memorandum Regarding Cash Retention Bonus between ARCA biopharma, Inc. and Thomas A. Keuer dated December 8, 2022.
10.2	Memorandum Regarding Cash Retention Bonus between ARCA biopharma, Inc. and C. Jeffrey Dekker dated December 8, 2022.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA biopharma, Inc. (Registrant)

Date:	December 9, 2022	By:	/s/ C. Jeffrey Dekker
Name: C. Jeffrey Dekker Title: Chief Financial Officer